Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

I, David M Long, Jr., President and Chief Executive Officer, of Biofield Corp. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-SSB of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 15, 2005                  By: /s/ DAVID M. LONG
                                           -------------------------------------
                                           David M. Long, Jr., M.D., Ph.D.
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)

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